UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Annual Report                                                            December 31, 2020

Dear Fellow Shareholders,

Total Return	2020	2019	2018	2017	2016
Pinnacle Value Fund	3.4%	10.7%	(11.8)%	(0.1)%	16.5%
Russell 2000	20.0	25.5	(11.0)	14.6	21.4
S&P 500	18.4%	31.5%	(4.4)%	21.8%	12.0%

(all returns include dividend reinvestment. Past returns do not predict future results. Results do no reflect taxes payable on distributions or redemptions of shares in taxable accounts.

A Phone Call

Recently we got a phone call from a longtime, astute shareholder who asked what the Fund’s NAV was on March 31?  We replied $10.94/sh.  What was it on Dec. 31?  $14.76/sh we replied. He then explained why he bought more Fund shares in mid-late March, how he wanted to own every company in the portfolio since most were on sale with capable managements, solid long term operating histories, conservative balance sheets and attractive yields.  He went on to say he believed the economy would eventually recover as vaccines overcame Covid and it was time to step up to the plate.  This shareholder made good money by buying Fund shares when the underlying securities were drowning in sellers and the underlying portfolio offered good value.

(Congratulations to all Fund shareholders who added to their holdings during the market decline).

However, sharp eyed shareholders may look at the box scores above and ask why we didn’t do better for the full year.  There’re a few reasons.  First, despite putting significant cash to work during the downturn, we should have invested more- thrown caution to the wind as it were.  This is easy to say now but during the darkest days it wasn’t easy- we stayed disciplined filling the portfolio with bargains we felt had limited downside.  When the tide turned, almost everything went up- those stocks we owned and those we didn’t.  Next, the benchmark R2000 is comprised of both growth and value stocks which exceed a minimum market cap.  There is no quality requirement and many of the R2000 members have dicey balance sheets with little or no equity (not our kind of stocks). These types of issues, especially the growth names, do very well when the market starts to rally which is exactly what happened, leaving us lagging the index.

Finally, our stock selection was below par. We had our share of winners including a basket of furniture producers/retailers that benefitted from the nesting trend as consumers spent more time at home choosing to upgrade their surroundings. The turnarounds at Bristow, Williams Industries and The Buckle continued to gain traction helping performance.  Our precious metals ETFs also benefitted from the prospects of higher inflation due to major stimulus efforts.

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However, we did have some detractors from performance most of which were clustered around the energy sector where the pandemic reduced industrial and transportation demand. Energy exploration and production is down significantly which we believe will set the stage for higher energy prices when demand recovers. Costar Technologies and Weyco Shoes were hard hit by the decline in traditional retail sales and are reducing costs to restore profitability.

State of Market/ Outlook

While we can’t predict what the stock market will do, we believe the market will eventually recover.  Millions will get vaccines and the threat of Covid will eventually recede.  Citizens will begin to travel, dine out, enjoy entertainment and sporting events along with many other activities which have been on hold for months. Fiscal and monetary stimulus will remain ongoing as governments worldwide seek to nurse economies back to health.

However, the process will not be seamless.  Many citizens remain unemployed and it’s hard to understand how long the economic damage will linger or what the ultimate fallout will be. Corporate activity remains subdued and managers are offering minimal earnings guidance reflecting a high level of uncertainty. Many expect higher taxes and interest rates, neither of which are good for stock prices. Corporate, government and individual debt levels remain high which could prove problematic if economic growth is less than expected.

Our current positioning remains cautious. We’re comfortable with our portfolio which provides a good level of income and solid appreciation potential. As always, we’ll continue to focus on companies trading at a discount to underlying asset values or earnings power. We’ll stay conservative, try to minimize risk and let valuations be our guide.  We’ll be particularly attentive to the coming earnings season and what guidance (if any) managements provide about 2021. We suspect there may be a disappointment(s) which provide a buying opportunity for patient investors with adequate liquidity. We expect current market volatility to continue and will try to exploit any pockets of opportunity that result.  Stay tuned…

By now you should have received your year end statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager buys Fund shares opportunistically and remains a major Fund shareholder.

John E. Deysher                                                                                              Pinnacle Value Fund

President & Portfolio Manager                                                                     745 Fifth Ave.- 2400

212-605-7100                                                                                                   New York, NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS	% net assets
1. Bristow Group- helicopter services	11.6%
2. Dorian LPG- fleet of liquid petroleum gas tankers	9.2
3. Buckle- young adult apparel retailer	4.2
4. Williams Industrial Services- engineering/design/construction	4.1
5. Gulf Island Fabrication- marine goods & services	3.9
6. Flexsteel – residential furniture producer	2.5
7. Powell Industries- electrical equipment & services	2.4
8. Weyco Group- wholesale & retail shoes	2.1
9. Sprott Junior Gold Miner ETF	1.8
10. Freidman Industries- steel service center	1.8
Total	43.6%

YTD TOP 5 Contributors (includes dividends)
1. Flexsteel	2.7%
2. Williams Industries	2.1
3. Bristow	1.8
4. Buckle	1.2
5. Sprott Junior Gold Miner ETF	0.7%

YTD TOP 5 Detractors (includes dividends)
1 . Seacor Marine	-3.3%
2. Gulf Island Fabrication	-2.8
3. Dorian LPG	-1.6
4. Costar Technologies	-1.4
5. Weyco Shoes	-1.2%

SECURITY CLASSIFICATIONS
Government Money Market Funds	35.5%
Energy	22.0
Consumer Goods & Services	12.3
Construction & Fabrication	8.6
Industrial Goods & Services	7.3
Insurance	3.9
Closed End & Exchange Traded Funds	3.4
Transportation	3.1
Banks & Thrifts	1.4
Real Estate	1.4
Technology	1.1
Total	100.0%

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Schedule of Investments December 31, 2020

Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textile
38,183	Crown Crafts, Inc.	$ 173,883	$ 274,918
13,900	Culp, Inc.	99,854	220,593
		273,737	495,511	1.69%
Banks & Thrifts
12,507	Hope Bancorp, Inc.	45,240	136,451
17,362	OP Bancorp	120,523	133,687
13,600	PCB Bancorp	137,016	137,496
		302,779	407,634	1.39%
Construction & Fabrication
376,594	Gulf Island Fabrication, Inc. *	2,192,321	1,152,378
1,144	Granite Construction, Inc.	11,419	30,556
1,850	Preformed Line Products Co.	71,233	126,614
465,388	Williams Industrial Service Group, Inc. *	701,206	1,210,009
		2,976,179	2,519,557	8.59%
Energy
130,047	Bristow Group, Inc. *	2,412,377	3,422,837
220,860	Dorian LPG Ltd. *	1,526,625	2,692,283
28,421	Permian Basin Royalty Trust	118,369	94,073
2,093	Sabine Royalty Trust	52,145	59,064
55,662	Seacor Marine Holdings, Inc. *	350,268	150,844
		4,459,784	6,419,101	21.90%
Furniture & Fixtures
8,353	Ethan Allen Interiors, Inc.	87,365	168,814
21,336	Flexsteel Industries, Inc.	231,456	746,120
5,400	Hooker Furniture Corp.	72,338	174,150
		391,159	1,089,084	3.72%
Industrial Metals
77,179	Friedman Industries, Inc.	434,469	529,448
1,000	Haynes International, Inc.	15,611	23,840
14,772	Universal Stainless & Alloy Products, Inc. *	115,631	110,495
		565,711	663,783	2.26%
Insurance
110,311	First Acceptance Corp. *	91,075	159,510
30,000	Genworth Financial, Inc. Class A *	87,875	113,400
10,192	Independence Holding Co.	50,650	417,872
6,233	Kansas City Life Insurance Co.	239,205	236,854
3,230	Mercury General Corp.	115,908	168,638
3,041	National Security Group, Inc. (a)	23,326	32,691
		608,039	1,128,965	3.85%
Power Equipment
10,400	AstroNova, Inc.	90,203	110,760
8,114	Graham Corp.	96,647	123,170
4,900	Hurco Cos., Inc.	125,778	147,000
4,157	LSI Industries, Inc.	11,327	35,584
24,420	Powell Industries, Inc.	525,077	720,146
		849,032	1,136,660	3.88%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments (Continued) December 31, 2020

Shares/Principal Amount		Basis	Market Value	% of Net Assets

Real Estate
3,000	FRP Holdings, Inc. *	97,731	136,650
6,207	Getty Realty Corp.	78,209	170,941
1,900	Potlatch Deltic Corp.	44,970	95,038
3,255	Regency Affiliates, Inc.	12,760	16,600
		233,670	419,229	1.43%
Retail
5,200	Haverty Furniture Cos., Inc.	57,523	143,884
1,000	Shoe Carnival, Inc.	14,439	39,180
42,031	The Buckle, Inc.	621,902	1,227,305
39,118	Weyco Group, Inc.	903,291	619,629
		1,597,155	2,029,998	6.92%
Security Services
63,921	Costar Technologies, Inc. (a) *	453,999	329,193	1.12%

Technology
7,000	Benchmark Electronic, Inc.	143,774	189,070
9,321	Kimball Electronics, Inc. *	100,152	149,043
		243,926	338,113	1.15%
Transportation
214,661	FreightCar America, Inc. *	581,747	517,333
2,500	Kirby Corp. *	103,712	129,575
30,842	Patriot Transportation Holdings, Inc.	377,879	270,793
		1,063,338	917,701	3.13%

Total for Common Stock		$14,018,508	$17,894,529	61.04%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	52,011
13,400	Sprott Gold Miners ETF	243,136	409,370
11,022	Sprott Junior Gold Miners ETF	245,496	542,944

Total for Closed-End & Exchange Traded Funds		$ 545,402	$ 1,004,325	3.43%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 0.03% **	1,000,000	1,000,000
9,790,971	First American Government Obligation Fund Class Z 0.03% **	9,790,971	9,790,971

Total for Short Term Investments		$10,790,971	$10,790,971	36.81%

	Total Investments	$25,354,881	$29,689,825	101.27%

	Liabilities in excess of other assets		(372,614)	(1.27)%

	Net Assets		$29,317,211	100.00%

(a) Level 2 Security

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at December 31, 2020.

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities
December 31, 2020

Assets:
Investment Securities at Market Value	$ 29,689,825
(Identified Cost $25,354,881)
Cash	1,000
Receivables:
Dividends and Interest	10,132
Shareholder Subscription	8,500
Prepaid Expenses	3,228
Total Assets	29,712,685
Liabilities:
Payable to Advisor	375,901
Accrued Expenses	19,573
Total Liabilities	395,474
Net Assets	$ 29,317,211

Net Assets Consist of:
Paid-In Capital	$ 25,338,920
Distributable Earnings	3,978,291
Net Assets	$ 29,317,211
Net Asset Value and Redemption Price
Per Share ($29,317,211/1,986,457 shares outstanding), no par value, unlimited
shares authorized	$ 14.76

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2020

Investment Income:
Dividends	$ 493,753
Interest	41,942
Total Investment Income	535,695
Expenses:
Investment Advisor Fees (Note 3)	329,891
Transfer Agent & Fund Accounting Fees	41,590
Insurance Fees	16,628
Custodial Fees	11,125
Audit Fees	15,442
Registration Fees	5,303
Trustee Fees	10,028
Legal Fees	2,006
Miscellaneous Fees	4,811
Printing & Mailing Fees	1,705
Total Expenses	438,529
Advisory Fees Waived by Advisor	(111,277)
Net Expenses	327,252

Net Investment Income	208,443

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	102,459
Capital Gain Distributions from Regulated Investment Companies	523
Change in Unrealized Appreciation on Investments	493,801
Net Realized and Unrealized Gain on Investments	596,783

Net Increase in Net Assets from Operations	$ 805,226

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2020	12/31/2019
From Operations:
Net Investment Income	$ 208,443	$ 150,446
Net Realized Gain (Loss) on Investments	102,459	(829,835)
Capital Gain Distributions from Regulated Investment Companies	523	12,636
Net Change In Unrealized Appreciation (Depreciation)	493,801	4,081,643
Net Increase (Decrease) in Net Assets from Operations	805,226	3,414,890

From Distributions to Shareholders:
Distributions	-	(752,209)
Total Distributions to Shareholders	-	(752,209)

From Capital Share Transactions:
Proceeds From Sale of Shares	805,478	1,081,589
Shares issued in Reinvestment of Dividends	-	684,590
Cost of Shares Redeemed (a)	(3,179,724)	(9,576,364)
Net Decrease from Shareholder Activity	(2,374,246)	(7,810,185)

Net Decrease in Net Assets	(1,569,020)	(5,147,504)

Net Assets at Beginning of Year/Period	30,886,231	36,033,735
Net Assets at End of Year/Period	$ 29,317,211	$ 30,886,231

Share Transactions:
Issued	73,768	77,808
Reinvested	-	49,287
Redeemed	(252,104)	(689,536)
Net decrease in shares	(178,336)	(562,441)
Shares outstanding beginning of Year/Period	2,164,793	2,727,234
Shares outstanding end of Year/Period	1,986,457	2,164,793

(a) Net of Redemption Fees of $1,516 for the year ended December 31, 2019, and $83 for the year ended December 31, 2020.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the year.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Net Asset Value -
Beginning of Year	$ 14.27	$ 13.21	$ 15.63	$16.12	$14.79
Net Investment Income (Loss) *	0.10	0.06	0.05	(0.01)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	0.39	1.34	(1.88)	(0.01)	2.53
Total from Investment Operations	0.49	1.40	(1.83)	(0.02)	2.44

Distributions from Net Investment Income	-	- (a)	(0.06)	-	-
Distributions from Capital Gains	-	(0.34)	(0.53)	(0.47)	(1.11)
Total Distributions	-	(0.34)	(0.59)	(0.47)	(1.11)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 14.76	$ 14.27	$ 13.21	$15.63	$16.12

Total Return	3.43%	10.66%	(11.75)%	(0.06)%	16.51%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 29,317	$ 30,886	$ 36,034	$ 60,571	$ 67,978

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.66%	1.60%	1.50%	1.44%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	0.37%	0.09%	0.15%	(0.07)%	(0.56)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.33%	1.44%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	0.79%	0.45%	0.32%	(0.07)%	(0.56)%

Portfolio Turnover Rate	48.23%	19.50%	31.51%	23.37%	43.04%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

 1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 17,532,645	$ 361,884	-	$ 17,894,529
Closed-end & Exchange Traded Funds	1,004,325	-	-	1,004,325
Money Market Funds	10,790,971	-	-	10,790,971
Investments at Market	$ 29,327,941	$ 361,884	-	$ 29,689,825

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.  The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2020. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2020, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2020 the Fund held approximately 35.5% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of December 31, 2020 the Fund had approximately 33% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.01% of the fund’s net assets which was approximately $81.4 billion dollars at December 31, 2020. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2020 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were $83 in early redemption fees for the year ended December 31, 2020. For the year ended December 31, 2019, $1,516 of early redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the year ended December 31, 2020, Adviser earned $329,891 in fees which is paid yearly.  For the year ended December 31, 2020, the Adviser waived $111,277 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2021.

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Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $87,199 through Dec. 31, 2021, $121,198 through Dec. 31, 2022, and $111,277 through Dec. 31, 2023.

4.)

PURCHASES AND SALES OF SECURITIES

For year ended December 31, 2020, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $8,239,257 and $8,805,869, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2020.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

No distributions were paid during the year ended December 31, 2020. For the year ended December 31, 2019 the Fund paid a long-term capital gain distribution of $0.315 per share, a short-term capital gain distribution of $0.022, and an ordinary income distribution of $0.002 per share.

The tax nature of distributions paid during the year ended December 31, 2020, and the year ended December 31, 2019 were as follows:

	2020	2019
Ordinary Income	$ -	$54,700
Long Term Capital Gain	$ -	$697,509
	$ -	$752,209

At December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 25,409,439

Gross tax unrealized appreciation	$ 6,324,151
Gross tax unrealized depreciation	(2,043,765)
Net tax unrealized appreciation	4,280,386
Undistributed ordinary income	358,884
Accumulated capital and other gains - net	(660,979)
Total Distributable Earnings	$ 3,978,291

At December 31, 2020, the Fund had non-expiring capital loss carryforwards as follows: $156,990 short-term and $503,989 long-term.  The Fund had no post-October losses.

6.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

                         TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2021

 14                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (Unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (65)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (87)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (65)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (55)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020

Actual	$1,000.00	$1,292.47	$7.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR YEAR ENDED DECEMBER 31, 2020

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	3.43%	0.36%	3.30%	4.33%
Russell 2000 Index	19.96%	10.23%	13.26%	11.20%

Chart assumes an initial investment of $10,000 made on 1/1/2011.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

 16                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Effective January 1, 2021, per SEC regulations, we are no longer required to mail copies of the Fund’s shareholder reports. The reports are available at www.pinnaclevaluefund.com or via e-delivery by calling shareholder services at 877-369-3705.  If you no longer wish to receive paper copies, please let us know.  However, since we view the shareholder reports as an important communications tool, we  will continue to mail them unless we hear differently from you.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2020

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/20      FYE 12/31/19

Audit services                                                                        $12,600                 $12,600

Tax services                                                                             $2,800                   $2,800

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/20    FYE 12/31/19

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits attached hereto. none

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 3, 2021